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                                                                    EXHIBIT 24.1

                       THE GOODYEAR TIRE & RUBBER COMPANY

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, THE GOODYEAR TIRE & RUBBER COMPANY, a corporation organized and existing under the laws of the State of Ohio, and the undersigned directors and officers of THE GOODYEAR TIRE & RUBBER COMPANY, hereby constitute and appoint ROBERT W TIEKEN, C THOMAS HARVIE, RICHARD W HAUMAN, GEORGE E STRICKLER and JAMES BOYAZIS, and each and any one of them, their true and lawful attorneys-in-fact and agents, to do any and all of the acts and things and to execute any and all instruments which said attorneys and agents may deem necessary and advisable to enable the said THE GOODYEAR TIRE & RUBBER COMPANY to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of up to a maximum of $500,000,000 in principal amount of notes, bonds, debentures, sinking fund debentures or similar debt securities, including zero coupon notes, bonds and debentures, including any options, rights and other similar securities for the purchase of, or otherwise relating to, such notes, bonds, debentures or similar debt securities for offer and sale and issuance and delivery from time to time by THE GOODYEAR TIRE & RUBBER COMPANY, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the names of THE GOODYEAR TIRE & RUBBER COMPANY and the names of the undersigned directors and officers in the capacities indicated below to one or more Registration Statements on Form S-3, or such other form or forms of registration statement as may be required by the Securities and Exchange Commission under the Securities Act, each said Registration Statement may also provide for the filing thereof as a shelf Registration Statement pursuant to Rule 415 of the Securities and Exchange Commission promulgated under the Securities Act, and to any and all pre-effective amendments, pricing amendments, post- effective amendments and other amendments to or constituting a part of any of the said Registration Statements which may be filed from time to time, and to any and all other amendments or supplements to any of the said Registration Statements, and to all prospectuses and prospectus supplements filed in respect of any of the said Registration Statements and to any and all instruments or documents filed as a part of or in conjunction with any of the said Registration Statements or the amendments (including pre- effective, post-effective and other amendments), prospectuses, prospectus supplements and other instruments filed in respect of any of the said Registration Statements. Each of the undersigned hereby ratifies and confirms all that the said attorneys-in-fact and agents, or any one or more of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have subscribed or cause to be subscribed in these presents on this 9th day of January, 1996.

Attest:                                THE GOODYEAR TIRE & RUBBER COMPANY


/s/ James Boyazis                      By           /s/ Samir F Gibara
----------------------------               -------------------------------------
    James Boyazis,                                     Samir F Gibara,
     Secretary                             President and Chief Executive Officer



Chairman of the Board and
 Director                                           /s/ Stanley C Gault
                                       -----------------------------------------
                                                        Stanley C Gault
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Director, President and
 Chief Executive officer                             /s/ Samir F Gibara
                                             -----------------------------------
 (principal executive officer)                           Samir F Gibara



Executive Vice President and Chief
  Financial Officer (principal
  financial officer)                               /s/ Robert W Tieken
                                             -----------------------------------
                                                       Robert W Tieken



Vice President and Comptroller
 (principal accounting officer)                    /s/ George E Strickler
                                             -----------------------------------
                                                       George E Strickler



Director                                           /s/ John G Breen
                                             -----------------------------------
                                                       John G Breen



Director                                           /s/ William E Butler
                                             -----------------------------------
                                                       William E Butler




Director                                          /s/ Thomas H Cruikshank
                                             -----------------------------------
                                                      Thomas H Cruikshank



Director                                          /s/ William J Hudson, Jr
                                             -----------------------------------
                                                      William J Hudson, Jr



Director                                          /s/ Gertrude G Michelson
                                             -----------------------------------
                                                      Gertrude G Michelson


Director                                            /s/ Steven A Minter
                                             -----------------------------------
                                                        Steven A Minter


Director                                               /s/ Agnar Pytte
                                             -----------------------------------
                                                           Agnar Pytte


Director                                           /s/ George H Schofield
                                             -----------------------------------
                                                       George H Schofield


Director                                            /s/ William C Turner
                                             -----------------------------------
                                                        William C Turner